UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 7, 2016
Date of Report (Date of earliest event reported)

Friendable, Inc.
f/k/a iHookup Social, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52917	98-0546715
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1821 S Bascom Ave., Suite 353, Campbell, California 95008
(Address of principal executive offices) (Zip Code)

(855) 473-7473
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 7, 2016, Friendable, Inc. (the “Company”) entered into a Securities Purchase Agreement with Coventry Enterprises LLC (“Coventry”), pursuant to which the Company sold to Coventry a $50,000 face value 8% Redeemable Convertible Note (the “Coventry Note”) with a maturity date of July 7, 2017 (the “Coventry Maturity Date”).

Pursuant to the terms of the Coventry Note, interest accrues daily on the outstanding principal amount at a rate per annum of 8% on the basis of a 365-day year. The principal amount of the Coventry Note and interest is payable on the Coventry Maturity Date. The Coventry Note is convertible into common stock at any time after the issue date at 50% of the lowest closing bid price (subject to a $0.004 ceiling price) for the common stock during the twenty (20) consecutive trading days immediately preceding the conversion date, including the date upon which the Company receives a conversion notice from Coventry. Coventry does not have the right to convert the note to the extent that it would beneficially own in excess of 9.9% of the Company’s outstanding common stock. The Company does not have the right to prepay the note. In the event of default, the Coventry Note becomes immediately due and payable and the balance of principal and interest shall bear default interest at the rate of 24% per annum.. In connection with the Coventry Note, the Company paid Coventry $2,500 for its legal fees and expenses.

The above description of the Securities Purchase Agreement and the Coventry Note is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Securities Purchase Agreement and the Coventry Note, this reference is made to such agreements, which are filed hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The foregoing securities under Securities Purchase Agreement were offered and sold without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

Item 9.01 Financial Statement and Exhibit

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated July 7, 2016

10.2	8% Redeemable Convertable Note, dated July 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIENDABLE, INC.

Date: July 13, 2016	By:	/s/Robert Rositano
Robert Rositano
CEO

3